                                                                    EXHIBIT 99.2

                          INDEPENDENT AUDITORS' REPORT

To the Directors and Shareholders of CygnaCom Solutions, Inc:

     We have audited the accompanying balance sheet of CygnaCom Solutions, Inc. as of December 31, 1999, and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of CygnaCom Solutions, Inc. at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
May 3, 2000

                            CYGNACOM SOLUTIONS, INC.

                                 BALANCE SHEET
                               DECEMBER 31, 1999


                                    ASSETS
Current assets:
  Cash....................................................       $  746,848
  Contract receivables (net of allowance for doubtful
   accounts of $123,120)..................................        1,394,943
  Prepaid expenses........................................           22,256
                                                                 ----------
    Total current assets..................................        2,164,047
Property and equipment, net...............................           21,922
Other long-term assets....................................           26,708
                                                                 ----------
    Total assets..........................................       $2,212,677
                                                                 ==========

           LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities................       $    6,707
  Accrued vacation........................................           81,407
  Deferred contract revenues..............................          128,703
                                                                 ----------
    Total current liabilities.............................          216,817
Accrued rent..............................................           62,142
                                                                 ----------
    Total liabilities.....................................          278,959
                                                                 ----------

Shareholders' equity:
  Common stock, no par value;
     400 shares authorized, issued and outstanding........            4,000
  Retained earnings.......................................        1,929,718
                                                                 ----------
    Total shareholders' equity............................        1,933,718
                                                                 ----------
    Total liabilities and shareholders' equity............       $2,212,677
                                                                 ==========

                 See accompanying notes to financial statements

                            CYGNACOM SOLUTIONS, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Revenues..................................................       $6,196,099
Cost of revenues..........................................        3,998,684
                                                                 ----------
Gross profit..............................................        2,197,415
                                                                 ----------
Operating expenses:
  Sales and marketing.....................................          178,399
  General and administrative..............................          345,665
                                                                 ----------
     Total operating expenses.............................          524,064
                                                                 ----------
Income from operations....................................        1,673,351
Interest income...........................................           48,308
                                                                 ----------
Net income................................................       $1,721,659
                                                                 ==========

               See accompanying notes to financial statements

                            CYGNACOM SOLUTIONS, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 1999



                                          COMMON STOCK                           TOTAL
                                     ----------------------     RETAINED     SHAREHOLDERS'
                                     SHARES        AMOUNT       EARNINGS         EQUITY
                                     -------     ----------  --------------  --------------
Balances at January 1, 1999.......       400         $4,000    $ 1,618,059     $ 1,622,059
Net income........................         -              -      1,721,659       1,721,659
Distributions to shareholders.....         -              -     (1,410,000)     (1,410,000)
                                   ---------   ------------    -----------     -----------
Balances at December 31, 1999.....       400         $4,000    $ 1,929,718     $ 1,933,718
                                   =========   ============    ===========     ===========

                 See accompanying notes to financial statements

                            CYGNACOM SOLUTIONS, INC.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Cash flows from operating activities:
  Net income..............................................      $ 1,721,659
  Adjustment to reconcile net income to net cash provided
   by operating activities:
   Depreciation...........................................           26,613
   Changes in operating assets and liabilities:
    Increase in contract receivables......................         (342,829)
    Increase in prepaid expenses..........................          (22,256)
    Increase in accounts payable and accrued liabilities..            4,491
    Increase in accrued vacation..........................           17,011
    Increase in deferred contract revenues................          128,703
    Increase in accrued rent..............................           63,717
                                                                -----------
      Net cash provided by operating activities                   1,597,109
                                                                -----------
Cash flows from investing activities:
   Purchases of property and equipment....................          (33,025)
   Increase in other long-term assets.....................          (13,677)
                                                                -----------
      Net cash used in investing activities                         (46,702)
                                                                -----------
Cash flows from financing activities:
   Distributions to shareholders..........................       (1,410,000)
                                                                -----------
Net change in cash........................................          140,407
Cash at beginning of year.................................          606,441
                                                                -----------
Cash at end of year.......................................      $   746,848
                                                                ===========

                 See accompanying notes to financial statements

                            CYGNACOM SOLUTIONS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


1.  DESCRIPTION OF  BUSINESS

   CygnaCom Solutions, Inc. (the "Company") is a Virginia corporation that delivers information technology services and related products, with expertise in public key infrastructure, cryptographic technologies, security engineering and systems integration and development.

2.  SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

   The Company provides services under time-and-materials, cost-reimbursement, and firm fixed-price contracts. Under time-and-materials contracts, the Company is paid for labor hours at negotiated fixed hourly rates and reimbursed for other allowable direct costs at actual costs. Under cost-reimbursement contracts, customers reimburse the Company for its direct costs and allocable indirect costs, plus a fixed fee or incentive fee. Revenue from time-and-materials and cost-reimbursement contracts is recognized as services are performed. Under firm fixed-price contracts, generally for testing services or consulting services, the Company is required to provide stipulated services and products for a fixed price. Revenue from laboratory testing services under fixed-price contracts is recognized upon completion of testing milestones set forth within individual contracts, which typically are performed within two to six months. Revenue from consulting services under fixed-price contracts is recognized on the percentage of completion method, measured primarily by relating the actual hours of work performed, to date, to the estimated total hours for each contract, which typically range from six to twelve months. Changes in contract performance and conditions, including final contract settlements, may result in revisions to costs. These revisions and any estimated losses on contracts in progress are recognized in the period in which the revisions are determinable.

   The Company typically bills monthly for its services. The liability "deferred contract revenues" represents the excess of amounts billed on firm fixed-price contracts in progress over contract costs and earnings recognized.

PROPERTY AND EQUIPMENT

   Property and equipment is stated at cost less accumulated depreciation. Depreciation is provided using an accelerated method over the estimated useful lives of the assets, primarily five to seven years or the related lease terms if shorter.

                            CYGNACOM SOLUTIONS, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 1999

INCOME TAXES

   The Company has elected S-Corporation status for income tax purposes. Income taxes are the responsibility of the individual shareholders. Income and loss from operations and cash distributions are allocated to the shareholders on the basis of their respective ownership percentages. Accordingly, no provision has been made for Federal or state and local income tax for the year ended
December 31, 1999.

3.  CONTRACT RECEIVABLES AND SIGNIFICANT CUSTOMERS

   Contract receivables at December 31, 1999, consist of the following:

       Billed contract receivables:
              U.S. Government...............................     $  957,130
              Commercial....................................        560,933
                                                                 ----------
       Total................................................      1,518,063
       Less: allowance for doubtful accounts................       (123,120)
                                                                 ----------
       Contract receivables, net............................     $1,394,943
                                                                 ==========

   Six customers accounted for a total of 79% of contract receivables at December 31, 1999 and 60% of revenues for the year ended December 31, 1999. These customers, individually, accounted for 21%, 13%, 12%, 11%, 11% and 11% of contract receivables and 11%, 8%, 17%, 12%, 8% and 4%, of revenues, respectively.

   The Company derives a significant portion of its revenues from departments and agencies of the United States government and its prime contractors. The Company's majority owner qualifies as a disadvantaged business owner under
Section 8(a) of the Small Business Act, entitling the Company to preferential treatment in the competitive bidding process for government contracts. During 1999, approximately 68% of the Company's revenues were attributable to government contracts and subcontracts. The Company's income from these contracts is subject to final determination by the U.S. government. In the opinion of management, these determinations will have no material effect on the Company's financial position or results of operations.

   At December 31, 1999, approximately 69% of the Company's contract receivables were due from the federal government and its prime contractors.

                            CYGNACOM SOLUTIONS, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 1999

   The Company performs ongoing credit evaluations of its customers and generally does not require collateral from its customers to support contract receivables. Requests to extend significant credit to customers are reviewed and approved by senior management. The Company maintains an allowance for potential losses due to credit risk, and believes that the allowance for losses is adequate.

   The following table summarizes the changes in the allowance for doubtful accounts:

   Allowance for doubtful accounts, beginning of year...........      $ 10,500
   Additional provision.........................................       112,620
                                                                      --------
   Allowance for doubtful accounts, end of year.................      $123,120
                                                                      ========
4.  CONTRACTS IN PROGRESS

   Revenues and billings to date on contracts in progress that are accounted for under the percentage of completion method at December 31, 1999, are summarized below:

   Revenues recognized to date..................................     $472,869
   Less: billings to date.......................................     (601,572)
                                                                   ----------
   Deferred contract revenues...................................    ($128,703)
                                                                   ==========

5.  PROPERTY AND EQUIPMENT

   Property and equipment at December 31, 1999, consists of the following:

   Computer and telecom equipment...............................   $ 104,986
   Furniture and fixtures.......................................      33,276
                                                                   ---------
                                                                     138,262
   Less: accumulated depreciation...............................    (116,340)
                                                                   ---------
   Property and equipment, net..................................   $  21,922
                                                                   =========

                            CYGNACOM SOLUTIONS, INC.

                     FOR THE YEAR ENDED DECEMBER 31, 1999


6. LEASE COMMITMENTS

   The Company leases certain office space and equipment under noncancellable operating leases expiring through 2004 with certain renewal options. Rental expense under operating leases totaled $251,839 for the year ended December 31, 1999. Future minimum lease payments under operating leases, as of December 31, 1999, are as follows:

   2000.........................................................  $  290,272
   2001.........................................................     281,279
   2002.........................................................     289,718
   2003.........................................................     298,409
   2004.........................................................      75,150
                                                                  ----------
   Total future minimum lease payments..........................  $1,234,828
                                                                  ==========

   As of December 31, 1999, accrued rent in the amount of $63,717, of which $1,575 is current, is provided to allow for the recognition of rent expense on a straight-line basis when rental payments are not made on such basis.

7. EMPLOYEE SAVINGS PLAN

   The Company maintains a 401(k) retirement savings plan, which is intended to be a qualified retirement plan under the Internal Revenue Code, covering substantially all of its full-time employees. Participants may contribute a portion of their compensation up to the maximum allowed by the federal government. The Company makes matching contributions in an amount equal to 100% of employee contributions, subject to a maximum of 3% of compensation. The Company may also, at its discretion, make an annual profit sharing contribution. During the year ended December 31, 1999, the Company's contributions to the plan totaled $82,077.

8. SUBSEQUENT EVENT

   In March 2000, the Company's shareholders sold all outstanding shares of the Company's common stock to Entrust Technologies Inc. ("Entrust"). Entrust accounted for 21% of contract receivables at December 31, 1999 and 11% of revenues for the year ended December 31, 1999.